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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS




We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (33-96274) of our report dated September 19,1997 relating to the financial statements of Tatham Offshore, Inc. for the year ended June 30, 1997 appearing on page F-2 of this Form 10-K/A.



/s/PricewaterhouseCoopers LLP
PRICEWATERHOUSECOOPERS LLP



Houston, Texas

July 2, 1998